Exhibit 99.1

FIDELITY NATIONAL INFORMATION SERVICES, INC.

LETTER OF TRANSMITTAL

Offers to Exchange

7.625% Senior Notes Due 2017

registered under the Securities Act

For a Like Principal Amount of 7.625% Senior Notes Due 2017

5.000% Senior Notes Due 2022

registered under the Securities Act

For a Like Principal Amount of 5.000% Senior Notes Due 2022

Pursuant to the Prospectus Dated             , 2012

THE EXCHANGE OFFERS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON             , 2012, UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

If you desire to accept the applicable Exchange Offer, this Letter of Transmittal should be completed, signed and submitted timely to The Bank of New York Mellon Trust Company, N.A. (the “Exchange Agent”) as follows:

By Mail or Hand Delivery:	The Bank of New York Mellon Corporation Corporate Trust Operations Reorganization Unit 101 Barclay Street — 7 East New York, New York 10286 Attn: Mr. David Mauer

By Facsimile:	(212) 298-1915 Corporate Trust Operations Reorganization Unit Attn: Mr. David Mauer

To Confirm by Telephone:	(212) 815-3687 Corporate Trust Operations Reorganization Unit

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

For any questions regarding the procedures for tendering the Original Notes or for any additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery, you may contact the Exchange Agent by telephone at (212) 815-3687.

The Exchange Offers are not being mailed to, nor will tenders be accepted from or on behalf of, holders of outstanding 7.625% Senior Notes due 2017 or 5.000% Senior Notes due 2022 in any jurisdiction in which the making or acceptance of the applicable Exchange Offer would not be in compliance with the laws of such jurisdiction.

Preliminary Instructions

The undersigned hereby acknowledges receipt of the Prospectus dated             , 2012 (the “Prospectus”) of Fidelity National Information Services, Inc., a Georgia corporation (the “Issuer”), and this Letter of Transmittal (this “Letter of Transmittal”), which together constitute the Issuer’s offers to exchange (the “Exchange Offers”) (i) its new 7.625% Senior Notes due 2017 (the “2017 Exchange Notes”), the issuance of which has been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of its outstanding unregistered 7.625% Senior Notes due 2017 (the “2017 Original Notes”) and (ii) its new 5.000% Senior Notes due 2022 (the “2022 Exchange Notes,” and together with the 2017 Exchange Notes, the “Exchange Notes”), the issuance of which has been registered under the Securities Act, for a like principal amount of its outstanding unregistered 5.000% Senior Notes due 2022 (the “2022 Original Notes,” and together with the 2017 Original Notes, the “Original Notes”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

The form and terms of the Exchange Notes will be identical in all material respects to the form and terms of the Original Notes, except that (i) the Exchange Notes will bear a different CUSIP Number from the Original Notes, (ii) the issuance of the Exchange Notes has been registered under the Securities Act and, therefore, the Exchange Notes will not bear legends restricting the transfer thereof, (iii) holders of the Exchange Notes will not be entitled to registration rights and (iv) holders of the Exchange Notes will not be entitled to earn additional interest under circumstances relating to the Issuer’s obligations under the registration rights agreement, dated as of December 19, 2011, or the registration rights agreement, dated as of March 19, 2012 (collectively, the “Registration Rights Agreements”), in each case, among the Issuer, the guarantors named therein (the “Guarantors”) and the initial purchasers named therein, pursuant to which the Exchange Offers are made. Interest on each Exchange Note will accrue from the last interest payment date on which interest was paid on the Original Note surrendered in exchange therefor or, if no interest has been paid on the Original Note, from the date of its original issue. See “Exchange Offers” in the Prospectus.

This Letter of Transmittal is to be completed by a holder of Original Notes if certificates representing the Original Notes are to be forwarded herewith. Notwithstanding the foregoing, valid acceptance of the terms of the Exchange Offers may be effected by a participant in The Depository Trust Company (“DTC”) tendering Original Notes through DTC’s Automated Tender Offer Program (“ATOP”) where the Exchange Agent receives an Agent’s Message prior to the Expiration Date. Accordingly, such participant must electronically transmit its acceptance to DTC through ATOP, and then DTC will edit and verify the acceptance, execute a book-entry delivery to the Exchange Agent’s account at DTC and send an Agent’s Message to the Exchange Agent for its acceptance. By tendering through ATOP, participants in DTC will expressly acknowledge receipt of this Letter of Transmittal and agree to be bound by its terms and the Issuer will be able to enforce such agreement against such DTC participants.

The Issuer reserves the right, at any time and from time to time, to extend either Exchange Offer, in which case the term “Expiration Date” means the latest date and time to which such Exchange Offer is extended. In order to extend the Exchange Offers, the Issuer will notify the Exchange Agent thereof by written notice and will issue a press release or other public announcement of such extension, each prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled expiration date. The Exchange Offers are not conditioned upon any minimum aggregate principal amount of Original Notes being tendered or accepted for exchange. However, the Exchange Offers are subject to certain conditions. See “Exchange Offers — Conditions” in the Prospectus.

Holders who wish to tender their Original Notes but who cannot prior to 5:00 p.m., New York City time, on the Expiration Date (i) deliver their Original Notes, this Letter of Transmittal or any other required documents to the Exchange Agent or (ii) deliver a confirmation of the book-entry tender of their Original Notes into the Exchange Agent’s account at DTC (a “Book-Entry Confirmation”) and otherwise complete the procedures for book-entry transfer, may effect a tender of Original Notes by complying with the guaranteed delivery procedures set forth in Instruction 1 attached to this Letter of Transmittal. Delivery of documents to DTC or the Issuer does not constitute delivery to the Exchange Agent.

HOLDERS OF ORIGINAL NOTES SHOULD COMPLETE THE APPROPRIATE BOXES BELOW AND SIGN THIS LETTER OF TRANSMITTAL TO INDICATE THE ACTION THE HOLDERS ELECT TO TAKE WITH RESPECT TO THE APPLICABLE EXCHANGE OFFER.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offers, the undersigned hereby tenders to the Issuer the Original Notes described in Box I (Description of Tendered Notes) (the “Tendered Notes”). The undersigned is the registered owner of all the Tendered Notes, and the undersigned represents that it has received from each beneficial owner of the Tendered Notes described in Box II (Beneficial Owner(s)) (a “Beneficial Owner”) a duly completed and executed form of the “Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal. Subject to, and effective upon, the acceptance for exchange of the Tendered Notes, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Tendered Notes.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the Tendered Notes with the full power of substitution to (i) deliver certificates for the Tendered Notes to the Issuer and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer, (ii) present the Tendered Notes for transfer on the books of the Issuer and (iii) receive for the account of the Issuer all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Notes, all in accordance with the terms of the applicable Exchange Offer. The power of attorney granted in this paragraph shall be an irrevocable power coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to surrender, tender, sell, assign and transfer the Tendered Notes and that the Issuer will acquire good and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale and transfer and not subject to any adverse claim when the same are accepted by the Issuer and that the information set forth in Box II (Beneficial Owner(s)) is correct. The undersigned and any Beneficial Owner represent and warrant to the Issuer that (i) any Exchange Notes to be received in exchange for the Tendered Notes will have been acquired in the ordinary course of business of the undersigned and any Beneficial Owner, (ii) that neither the undersigned nor any Beneficial Owner is engaged in, or intends to engage in, a distribution (within the meaning of the Securities Act) of the Exchange Notes, (iii) that neither the undersigned nor any Beneficial Owner has any arrangement or understanding with any person or entity to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes, (iv) that neither the undersigned nor any Beneficial Owner is an “affiliate” (within the meaning of Rule 405 under the Securities Act) of the Issuer and (v) that neither the undersigned nor any Beneficial Owner is acting on behalf of any person or entity who could not truthfully make the statements set forth in clauses (i), (ii), (iii) and (iv) above. If the undersigned or any Beneficial Owner is a broker-dealer, the undersigned and such

Beneficial Owner (i) represent that such broker-dealer is participating in the applicable Exchange Offer for its own account in exchange for Original Notes that were acquired as a result of market-making or other trading activities, (ii) confirms that it has not entered into any arrangement or understanding with the Issuer or any affiliate of the Issuer to distribute the Exchange Notes and (iii) acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. However, by so acknowledging and so delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. The above-referenced prospectus may be the Prospectus (as it may be amended or supplemented from time to time) only if it contains a plan of distribution and selling security holder information with respect to such resale transactions (but need not name the undersigned or disclose the amount of Exchange Notes held by the undersigned or any such Beneficial Owner).

The undersigned and any Beneficial Owner agree that acceptance of any Tendered Notes by the Issuer and the issuance of Exchange Notes in exchange therefor will constitute performance in full by the Issuer of its obligations under the Registration Rights Agreements (as applicable) and that the Issuer will have no further obligations or liabilities thereunder (except as expressly provided therein).

The undersigned and any Beneficial Owner also acknowledge as follows: The Exchange Offers are being made based upon the Issuer’s understanding of existing interpretations of the Securities Act by the staff of the Securities and Exchange Commission (the “Commission”) set forth in several “no-action” letters to third parties and unrelated to the Issuer and the Exchange Offers and, based on such interpretations, the Issuer believes that the Exchange Notes issued pursuant to the applicable Exchange Offer in exchange for Original Notes may be offered for resale, resold and otherwise transferred by the holders thereof (other than any such holder which is an “affiliate” of the Issuer within the meaning of Rule 405 under the Securities Act) without further compliance with the registration and prospectus delivery requirements of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders’ business and such holders are not engaged in and do not intend to engage in and have no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of such Exchange Notes, provided further if a holder is a broker-dealer, the holder is participating in the applicable Exchange Offer for its own account in exchange for Original Notes that were acquired as a result of market-making or other trading activities and the holder must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. Any holder who is an affiliate of the Issuer, who does not acquire the Exchange Notes in the ordinary course of business, who intends to participate in the applicable Exchange Offer for the purpose of distributing the Exchange Notes or is a broker-dealer who purchased the Original Notes directly from the Issuer (i) will not be able to rely on the interpretations by the staff of the Commission set forth in the above-mentioned “no-action” letters, (ii) will not be able to tender its Original Notes in the applicable Exchange Offer and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer transaction unless such sale or transfer is made pursuant to an exemption from such requirements. The undersigned acknowledges that the Issuer has not sought or received its own “no-action” letter with respect to the Exchange Offers and the related transactions, and that there can be no assurance that the staff of the Commission will make a determination in the case of the Exchange Offers and such transactions that is similar to its determinations in the above-mentioned “no-action” letters. The undersigned and any Beneficial Owner further acknowledge that the Issuer may rely upon each of the foregoing representations and covenants for purposes of the Exchange Offers.

The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents deemed by the Issuer or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Tendered Notes. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned and each Beneficial Owner hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and such Beneficial Owner, and shall not be affected by, and shall survive the death or incapacity of, the undersigned and such Beneficial Owner.

For purposes of the Exchange Offers, the Issuer shall be deemed to have accepted validly tendered Tendered Notes when, as and if the Issuer has given written notice thereof to the Exchange Agent.

The undersigned understands that tenders of the Tendered Notes pursuant to the procedures described in the Prospectus under “Exchange Offers — Procedures for Tendering” and in the Instructions hereto will constitute a binding agreement between the undersigned and the Issuer in accordance with the terms and subject to the conditions set forth herein and in the Prospectus.

The undersigned recognizes that (i) under certain circumstances set forth in the Prospectus under “Exchange Offers — Conditions,” the Issuer will not be required to accept the Tendered Notes for exchange and (ii) the undersigned may withdraw its tender of Tendered Notes only as set forth in the Prospectus under “Exchange Offers — Withdrawal of Tenders.” Tendered Notes not accepted for exchange or which have been validly withdrawn will be returned, without expense, to the undersigned promptly after the Expiration Date, in the manner set forth in the next succeeding paragraph.

Unless otherwise indicated in Box V (Special Issuance Instructions), please issue certificates for the Exchange Notes (and, if applicable, substitute certificates representing any Original Notes not exchanged) in the name of the undersigned. Similarly, unless otherwise indicated in Box VI (Special Delivery Instructions), please (i) send certificates for the Exchange Notes (and, if applicable, substitute certificates representing Original Notes not exchanged) to the undersigned at the address indicated in Box I (Description of Tendered Notes) or (ii) in the case of a book-entry tender of Original Notes, please credit the Exchange Notes (and, if applicable, Original Notes not exchanged) to the account at DTC indicated in Box III (Method of Delivery).

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE

COMPLETING ANY BOX BELOW.

BOX I DESCRIPTION OF TENDERED NOTES*
Name(s) and Address(es) of Registered Note Holder(s), exactly as name(s) appear(s) on Original Note Certificate(s)	Series of Original Notes**	Certificate Number(s) of Original Notes***	Aggregate Principal Amount Represented by Certificate(s)	Aggregate Principal Amount Tendered****

Total:

*            List the Original Notes to which this Letter of Transmittal relates. If the space provided is inadequate, the Certificate numbers and principal amount of Original Notes should be listed on a separate signed schedule attached hereto.

**          List “2017 Notes” for the 7.625% Senior Notes due 2017 and “2022 Notes” for the 5.000% Senior Notes due 2022.

***       Need not be completed by persons tendering by book-entry transfer.

****     Tenders of Original Notes must be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof, provided that the untendered portion of any Original Notes must be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof. Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original Notes represented by the Certificate(s) set forth above. See Instruction 2.

BOX II BENEFICIAL OWNER(S)
State of Principal Residence of Each Beneficial Owner of Tendered Notes	Principal Amount of Tendered Notes Held for Account of Beneficial Owner

BOX III METHOD OF DELIVERY (See Instruction 1)
☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED HEREWITH.

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

If Delivered by Book-Entry Transfer, Complete the Following: Name of Tendering Institution

Account Number and Transaction Code Number

BOX IV ATTENTION BROKER-DEALERS
☐	CHECK HERE IF THE UNDERSIGNED OR ANY BENEFICIAL OWNER OF TENDERED NOTES IS A BROKER-DEALER AND WISHES TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

BOX V SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if certificates for Exchange Notes and/or certificates for Original Notes not exchanged are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal in Box VII (Signature).

Issue: Exchange Notes issued and/or Original Notes not exchanged to:

Name:
(Please Type or Print)
(Please Type or Print)

Address:

(Zip Code)
Taxpayer Identification Number or Social Security Number

BOX VI SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if (1) certificates for Exchange Notes and/or certificates for Original Notes not exchanged are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal in Box VII (Signature) at the address(es) indicated in Box I (Description of Tendered Notes) or (2) Exchange Notes and/or Original Notes not exchanged are to be issued or returned, respectively, to an account maintained at DTC other than the account indicated in Box III (Method of Delivery).

Send: Exchange Notes and/or Original Notes not exchanged to:

Issue: Exchange Notes issued and/or Original Notes not exchanged to:

Name(s):

(Please Type or Print)

(Please Type or Print)

Address:

(Zip Code) Credit: Exchange Notes and/or Original Notes not exchanged to DTC account as follows:

Name(s):

(Please Type or Print)

(Please Type or Print)

Crediting Instructions:

Account Number(s):

BOX VII

SIGNATURE: TO BE COMPLETED BY ALL TENDERING HOLDERS

(See Instructions 1 and 3)

In addition, the enclosed Internal Revenue Service Form W-9 or appropriate Internal Revenue Service

Form W-8 must be completed and signed

	,	20

	,	20

	,	20
Signatures by Tendering Holders	Date

Area Code(s) and Telephone Number(s)

For any Tendered Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Tendered Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents submitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and the other information indicated below and, unless waived by the Issuer, submit herewith evidence satisfactory to the Issuer of authority to so act. See Instruction 3.

Name(s):

(Please Type or Print)
Capacity:

Address(es):

(Including Zip Code)
Area Code and Telephone Number:

Tax Identification Number (for a tendering holder who is an individual, such holder’s Social Security Number):

SIGNATURE GUARANTEE (if required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:

(Authorized Signature):

(Print Name)

(Title)

(Name of Firm — Must be an Eligible Institution as defined in Instruction 3)

Address:

Area Code and Telephone Number:

FIDELITY NATIONAL INFORMATION SERVICES, INC.

INSTRUCTIONS TO LETTER OF TRANSMITTAL

FORMING PART OF THE TERMS AND CONDITIONS

OF THE EXCHANGE OFFERS

1. Delivery of this Letter of Transmittal and Tendered Notes; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by holders of Original Notes if (i) certificates are to be forwarded herewith or (ii) a tender of certificates for Original Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC pursuant to the book-entry transfer procedures set forth under “Exchange Offers — Procedures for Tendering” in the Prospectus and an agent’s message is not transmitted to the Exchange Agent. Certificates for all physically tendered Original Notes, or a Book-Entry Confirmation, and, in the case of certificates, a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth on the front cover and back cover hereof prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.

Holders who wish to tender their Original Notes but who cannot, prior to 5:00 p.m., New York City time, on the Expiration Date (i) deliver their Original Notes, this Letter of Transmittal and any other documents required by this Letter of Transmittal to the Exchange Agent or (ii) deliver a Book-Entry Confirmation and otherwise complete the procedures for book-entry transfer, may effect a tender of Original Notes by complying with the guaranteed delivery procedures set forth in the instructions to the Notice of Guaranteed Delivery accompanying this Letter of Transmittal. Pursuant to such procedures, (a) the tender must be made through an Eligible Institution (as defined in Instruction 3); (b) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must have received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, registered or certified mail or hand delivery) setting forth the name and address of the tendering holder, the certificate number(s) of the Tendered Notes and the principal amount of the Tendered Notes, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile thereof) together with the certificates(s) representing the Tendered Notes (or a Book-Entry Confirmation) and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (c) this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, as well as the certificates(s) representing the Tendered Notes in proper form for transfer (or a Book-Entry Confirmation), and all other documents required by this Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

The method of delivery of this Letter of Transmittal, the Tendered Notes and all other required documents is at the election and risk of the tendering holders. The delivery will be deemed made only when actually received or confirmed by the Exchange Agent. As an alternative to delivery by mail, holders may wish to consider overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

2. Tender by Registered Holder; Instructions to Beneficial Holders; Partial Tenders. Only a holder in whose name Original Notes are registered may execute and deliver this Letter of Transmittal and tender Original Notes in the applicable Exchange Offer. Any Beneficial Owner whose Original Notes are registered in the name of a broker, dealer, commercial bank, trust, company or other nominee and who wishes to tender such Original Notes should (i) contact such registered holder promptly and instruct such registered holder to tender such Original Notes on such Beneficial Owner’s behalf, (ii) properly complete and duly execute the form of “Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner” accompanying this Letter of Transmittal and (iii) timely deliver such form to such registered holder. The Issuer, the Exchange Agent and the transfer agent and registrar for the Original Notes shall be entitled to rely upon all representations, warranties, covenants and instructions given or made by such registered holder and/or such Beneficial Owner. If such Beneficial Owner wishes to tender Original Notes on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Original Notes, either make appropriate arrangements to register ownership of the Original Notes in such Beneficial Owner’s name or obtain a properly completed bond power from the registered holder. Any such transfer of registered ownership may take considerable time.

Tendered Notes must be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof, and any untendered Original Notes must be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof. If less than the entire principal amount of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should indicate the aggregate principal amount of Original Notes to be tendered in Box I (Description of Tendered Notes) under the caption “Aggregate Principal Amount Tendered.” The entire principal amount of Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of Original Notes held by the tendering holder is not tendered for exchange, then (i) unless otherwise indicated in Box V (Special Issuance Instructions), certificates evidencing untendered Original Notes and Exchange Notes issued pursuant to the Exchange Offers will be issued in the name of the person signing this Letter of Transmittal and (ii) unless otherwise indicated in Box VI (Special Delivery Instructions), such certificates will be sent to the person signing this Letter of Transmittal at the address indicated in Box I (Description of Tendered Notes) (or, in the case of a book-entry tender of Original Notes, credited to the account at DTC indicated in Box III (Method of Delivery)).

3. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder of the Tendered Notes, the signature must correspond exactly with the name(s) as written on the face of the certificates for the Tendered Notes without any change whatsoever. If any tendered Original Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered holder(s) of the Tendered Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Original Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) and signatures on each such endorsement or bond power must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority to so act must be submitted with this Letter of Transmittal.

Endorsements on certificates for Tendered Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or of the Financial Industry Regulatory Authority, or is a savings institution, commercial bank or trust company having an office or correspondent in the United States, or is otherwise an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, and which is, in each case, a member of a recognized signature guarantee program (i.e., Securities Transfer Agents Medallion Program, Stock Exchange Medallion Program or New York Stock Exchange Medallion Signature Program) (an “Eligible Institution”).

Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Tendered Notes are tendered by: (i) the registered holder thereof (which term for purposes of the Exchange Offers includes any participant of DTC whose name appears on a security position listing as the holder of such Tendered Notes) who has not completed Box V (Special Issuance Instructions) or Box VI (Special Delivery Instructions) on this Letter of Transmittal or (ii) an Eligible Institution.

4. Special Issuance and Delivery Instructions. Tendering holders should indicate in the applicable boxes the name and address to which Exchange Notes issued pursuant to the Exchange Offers and/or substitute certificates evidencing Original Notes not exchanged are to be issued or sent if different from the name or address of the holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be indicated. If no such instructions are given, certificates evidencing such Original Notes not exchanged and Exchange Notes issued pursuant to the Exchange Offers will be returned to the person signing this Letter of Transmittal at the address indicated in Box I (Description of Tendered Notes) (or, in the case of a book-entry tender of Original Notes, credited to the account at DTC indicated in Box III (Method of Delivery)).

5. Taxpayer Information — Internal Revenue Form W-9 or Appropriate Internal Revenue Form W-8. Payments of principal and interest on a note are generally subject to backup withholding unless the holder provides the Issuer (as payor) or other payor with such holder’s correct Taxpayer Identification Number (“TIN”) on Internal Revenue Service (“IRS”) Form W-9 (or appropriate IRS Form W-8 in the case of a foreign holder), which in the case of a tendering holder who is an individual, is his or her social security number, and in the case of an entity, is typically the employer identification number. If the Issuer is not provided with the correct TIN or an adequate basis for an exemption, such tendering holder may be subject to a penalty imposed by the IRS, and all reportable payments that are made to such holder may be subject to backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained.

Exempt holders of Original Notes (such as corporations) are not subject to these backup withholding and reporting requirements.

To prevent backup withholding on reportable payments of principal and interest by the Issuer, each holder of Tendered Notes must provide its correct TIN by completing the IRS Form W-9 enclosed with this Letter of Transmittal, certifying (x) that the TIN provided is correct (or that such holder is awaiting a TIN), (y) that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the holder that such holder is no longer subject to backup withholding and (z) that the holder is a U.S. citizen or other U.S. person. If the holder of Tendered Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Issuer a completed appropriate IRS Form W-8, which may be obtained at the IRS website at www.irs.gov. If the Tendered Notes are in more than one name or are not in the name of the Beneficial Owner, the tendering holder should consult its tax advisor for information on which TIN to report. If such holder does not have a TIN, such holders should consult its tax advisor for instructions on applying for a TIN and complete the IRS Form W-9 or IRS Form W-8 in accordance with the IRS instructions provided with the forms.

6. Transfer Taxes. The Issuer will pay all transfer taxes, if any, applicable to the transfer of Tendered Notes to it pursuant to the Exchange Offers. If, however, Exchange Notes and/or substitute Original Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Tendered Notes, or if the Tendered Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Tendered Notes to the Issuer pursuant to the Exchange Offers, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Tendered Notes specified in this Letter of Transmittal.

7. Waiver of Conditions. The Issuer reserves the absolute right to waive any or all conditions relating to the Exchange Offers set forth in the Prospectus.

8. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All holders of Tendered Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Tendered Notes for exchange.

9. Mutilated, Lost, Stolen or Destroyed Original Notes. Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address set forth on the front cover and back cover hereof for further instructions.

10. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Tendered Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Tendered Notes not properly tendered or any Tendered Notes, the Issuer’s acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right in its sole discretion to waive any defects, irregularities or conditions of tender as to any Tendered Notes. The Issuer’s interpretation of the terms and conditions of the Exchange Offers (including the Instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with Tendered Notes must be cured within such time as the Issuer shall determine. Although the Issuer intends to notify holders of defects or irregularities with respect to tenders of Tendered Notes, neither the Issuer, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Tendered Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Tendered Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, promptly following the Expiration Date.

11. Acceptance of Tendered Notes and Issuance of Notes; Return of Notes. Subject to the terms and conditions of the Exchange Offers, the Issuer will accept for exchange all validly tendered Original Notes promptly after the Expiration Date and will issue Exchange Notes therefor promptly thereafter. For purposes of the Exchange Offers, the Issuer shall be deemed to have accepted validly tendered Original Notes when, as and if the Issuer has given written notice thereof to the Exchange Agent. If any Tendered Notes are not exchanged pursuant to the Exchange Offers for any reason, such unexchanged Tendered Notes will be returned, without expense, to the person signing this Letter of Transmittal at the address indicated in Box I (Description of Tendered Notes), except as may otherwise be specified in Box V (Special Issuance Instructions) or Box VI (Special Delivery Instructions).

12. Withdrawal. Tendered Notes may be withdrawn only pursuant to the procedures set forth in the Prospectus under “Exchange Offers — Withdrawal of Tenders.”

13. Requests for Assistance or Additional Copies. Questions relating to the procedures for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery, may be directed to the Exchange Agent at the address and telephone number set forth on the front cover hereof.